UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 12, 2019

Limoneira Company

(Exact name of registrant as specified in its charter)

Delaware	001-34755	77-0260692
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer Identification
of incorporation)		No.)

1141 Cummings Road

Santa Paula, CA 93060

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (805) 525-5541

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 4	Matters Related to Accountants and Financial Statements Item

Item 4.01	Changes in Registrant’s Certifying Accountant

(a)        On March 12, 2019, the Board of Directors of Limoneira Company (the “Company”), chose not to reappoint the engagement of Ernst & Young LLP (“E&Y”), which was then serving as the independent registered public accounting firm of the Company. The Company notified E&Y on March 13, 2019 that it would be dismissed as the independent registered public accounting firm of the Company, effective immediately.

The audit report of E&Y on the consolidated financial statements of the Company and its subsidiaries for the fiscal years ended October 31, 2018 and 2017 (the “E&Y Audit Report”) did not contain an adverse opinion or a disclaimer of opinion, and the E&Y Audit Report was not qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal year ended October 31, 2018 and October 31, 2017 and through the subsequent interim period as of March 13, 2019, there were (i) no disagreements (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between the Company and E&Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of E&Y would have caused E&Y to make reference thereto in its reports on the consolidated financial statements of the Company for such years, and (ii) no “reportable events” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

The Company provided E&Y with a copy of this Form 8-K and requested that E&Y provide the Company with a letter addressed to the Securities and Exchange Commission stating whether or not E&Y agrees with the above disclosures. A copy of E&Y’s letter, dated March 14, 2019, is attached as Exhibit 16.1 to this Form 8-K.

(b)        Additionally, on March 12, 2019, the Board of Directors of the Company approved the engagement of Deloitte & Touche LLP (“Deloitte”) as the Company’s new independent registered public accounting firm to perform independent audit services for the Company for the fiscal year ending October 31, 2019 (including with respect to the Company’s quarterly period ending April 30, 2019), effective immediately.

During the fiscal years ended October 31, 2018 and 2017, and in the subsequent interim period through March 13, 2019, neither the Company nor anyone on its behalf consulted with Deloitte regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and no written report nor oral advice was provided to the Company that Deloitte concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue, or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

Section 9	Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

16.1	Letter from EY dated March 14, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 14, 2019	LIMONEIRA COMPANY

	By:	/s/ Mark Palamountain
Mark Palamountain
Chief Financial Officer, Treasurer and Corporate Secretary